UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 30, 2010

MPG OFFICE TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-31717	04-3692625
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

355 South Grand Avenue, Suite 3300 Los Angeles, California	90071
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code)

213-626-3300

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

Item 8.01	Other Events.

Item 9.01	Financial Statements and Exhibits.

Signatures

Exhibit 99.1	Second Amendment to Second Amended and Restated Agreement of Limited Partnership

Section 5 – Corporate Governance and Management

Item 5.07	Submission of Matters to a Vote of Security Holders.

Our 2010 Annual Meeting of Stockholders was held on June 30, 2010. Proxies for the meeting were solicited pursuant to Regulation 14A of the Securities Exchange Act of 1934 (the “Exchange Act”), and there was no solicitation in opposition to the recommendations of our board of directors.

Proposal 1 concerned the election of seven directors to serve until the 2011 Annual Meeting of Stockholders and until their respective successors are duly elected and qualify. Each of the nominees for director listed in the proxy statement was elected by a plurality of votes cast pursuant to the process described in the proxy statement, as follows:

Name of Nominee	Votes “FOR”	Votes “WITHHELD”	Broker “NON-VOTES”

Christine N. Garvey	18,348,700	575,415	18,425,057

Michael J. Gillfillan	18,714,340	209,775	18,425,057

Nelson C. Rising	18,695,990	228,125	18,425,057

Joseph P. Sullivan	18,713,090	211,025	18,425,057

George A. Vandeman	18,723,090	201,025	18,425,057

Paul M. Watson	18,713,390	210,725	18,425,057

David L. Weinstein	18,714,240	209,875	18,425,057

Proposal 2, a proposal to ratify the selection of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2010, was approved with the final number of votes cast as follows:

Votes “FOR”	Votes “AGAINST”	Shares “ABSTAINING”	Broker “NON-VOTES”
37,086,128	237,599	25,445	N/A

Under applicable law, Proposal 1 required the affirmative vote of a plurality of the votes cast and Proposal 2 required the affirmative vote of a majority of the votes cast. With respect to each proposal, abstentions and broker non-votes were not counted as votes cast, and thus had no effect as to whether the proposal was approved.

Section 8 – Other Events

Item 8.01	Other Events.

On June 30, 2010, our board of directors approved amendments to our operating partnership’s certificate of limited partnership and limited partnership agreement to change the name of our operating partnership from MPG Office Trust, L.P. to MPG Office, L.P. We filed a Certificate of Amendment with the State Department of Assessments and Taxation of Maryland to implement this name change on June 30, 2010. A copy of the Second Amendment to Second Amended and Restated Agreement of Limited Partnership is filed as Exhibit 99.1 herewith.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired: None.

(b)	Pro forma financial information: None.

(c)	Shell company transactions: None.

(d)	Exhibits:

The following exhibit is filed with this Current Report on Form 8-K:

Exhibit No.	Description
99.1*	Second Amendment to Second Amended and Restated Agreement of Limited Partnership

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MPG OFFICE TRUST, INC.
Registrant

/s/ JONATHAN L. ABRAMS
Jonathan L. Abrams
Senior Vice President, General Counsel and Secretary

Dated:        As of July 2, 2010

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